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                                                                    EXHIBIT 99.1

       CERTIFICATION OF GREGORY T. MUTZ, CHIEF EXECUTIVE OFFICER OF UICI,
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                                 March 27, 2003


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of Annual Report on Form 10-K of UICI (the "Company") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of the Company certifies, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


                                    /s/  GREGORY T. MUTZ
                                    --------------------------------------------
                                    Name: Gregory T. Mutz
                                    Title: President and Chief Executive Officer




A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO UICI AND WILL BE RETAINED BY UICI AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.